Form of PSU Agreement #98422604v11 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “***”. PRECIGEN, INC. 2023 OMNIBUS INCENTIVE PLAN Performance Stock Unit Agreement THIS PERFORMANCE STOCK UNIT AGREEMENT (this “Agreement”) dated as of AGREEMENT DATE, between Precigen, Inc., a Virginia corporation (the “Company”), and FULL NAME (the “Participant”), is made pursuant and subject to the provisions of the Company’s 2023 Omnibus Incentive Plan, as amended (the “Plan”), a copy of which is attached hereto. All terms used herein that are defined in the Plan have the same meaning given them in the Plan. 1. Grant of Performance Stock Units. Pursuant to the Plan, the Company, on GRANT DATE (the “Date of Grant”), granted to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions set forth herein, including Appendix A, an award of performance stock units (“PSUs”) representing the right to receive one Share upon the vesting of each PSU (the “Award”). The target number of PSUs subject to this Award (the “Target PSUs”) is set forth on Appendix A and the actual number of PSUs earned will be determined in accordance with Appendix A. This Award represents an unsecured promise of the Company to deliver, and the right of the Participant to receive, Shares at the time and on the terms and conditions set forth herein. As a holder of this Award, the Participant has only the rights of a general unsecured creditor of the Company. 2. Terms and Conditions. This Award is subject to the following terms and conditions: (a) Vesting of Shares. (i) In General. This Award shall become vested and non-forfeitable based on and subject to the achievement of the performance milestones of the Company set forth on Appendix A (the “Performance Milestones”) and, except as set forth in Sections 2(a)(ii) through (iii) below, the Participant’s continued employment with the Company or a Subsidiary through the applicable Certification Date (as defined in Appendix A) for the Performance Milestone and the additional time based vesting dates set forth in Appendix A . The Participant shall immediately forfeit any and all PSUs for which a Performance Milestone is not achieved on or prior to June 30, 2027 (the “Performance End Date”). (ii) Termination due to Death or Disability. In the event of the Participant’s Termination of Service prior to the Performance End Date (or, if later, a Certification Date) as a result of the Participant’s death or Disability (as defined below), any portion of the Award that is outstanding as of the date of Termination of Service shall remain outstanding and eligible to vest upon the earlier of (a) the achievement of the Performance Milestone and the Certification thereof in accordance with Appendix A or (b) a Change in Control in accordance with Section 2(a)(iv). Notwithstanding the foregoing, this Award also shall become vested in full in the event the Participant’s employment or service with the Company and its Affiliates is terminated as a result of the Participant’s death or Disability subsequent to the Certification Date and prior to the last vesting date of December 31, 2028. Notwithstanding anything to the contrary in Section 2(b), any portion of the Award that vests following the Participant’s death pursuant to this Section 2(a)(iii) shall inure to the benefit of the estate of the Participant. (iii) Termination for Any Other Reason. In the event of the Participant’s Termination of Service for any reason other than that described in Sections 2(a)(ii) above, including, without limitation, as a result of termination of employment by the Company or a resignation by the Participant, any portion of the Award that is not vested and earned pursuant to Section 2(a)(i) as of the date of the Participant’s Termination of Service will be

2 #98422604v11 forfeited automatically at the close of business on that date. In no event may any portion of the Award become vested and payable, in whole or in part, after forfeiture pursuant to this Section 2(a)(iii). (iv) Change in Control. In the event a Change in Control occurs prior to the Performance End Date (or, if later, a Certification Date) and no provision is made for the continuance or assumption of the Award by the successor or surviving entity (or its parent) in such Change in Control, any portion of the Award that remains outstanding as of immediately prior to such Change in Control shall become vested in full with respect to the number of Target PSUs on the date of such Change in Control, provided that the Participant has remained continuously employed by the Company or any Subsidiary from the Date of Grant until such date, except as otherwise set forth in Section 2(a)(ii) above. In the event a Change in Control occurs subsequent to the Performance End Date (or, if later, a Certification Date) but prior to December 31, 2028, and no provision is made for the continuance or assumption of the Award by the successor or surviving entity (or its parent) in such Change in Control, any portion of the Award that remains outstanding as of immediately prior to such Change in Control shall become vested in full with respect to the number of PSUs on the date of such Change in Control, provided that the Participant has remained continuously employed by the Company or any Subsidiary from the Date of Grant until such date, except as otherwise set forth in Section 2(a)(ii) above. (v) Definitions. For purposes of this Award: a. “Disability” means any physical or mental condition that would qualify the Participant for a disability under any long-term disability plan maintained by the Company or any Affiliate that is applicable to such Participant; provided that, to the extent necessary for the Award to be in compliance with Section 409A of the Code, “Disability” shall mean the Participant is “disabled” within the meaning of Section 409A of the Code. (vi) Terms of Payment. The Shares issuable in respect of any portion of the Award that becomes earned and vested under this Agreement shall be issued and delivered to the Participant as soon as administratively practicable (each such date, a “Share Issuance Date”). If a Share Issuance Date falls during a period when, pursuant to applicable law, regulations, NASDAQ rules or the Company’s internal policies or agreements with third parties, the Company is not permitted to issue such Shares, such Shares shall be issued and delivered to Participant no later than the third business day following the conclusion of such period. (vii) Dividend Equivalent Payments. If, prior to a Share Issuance Date, the Company pays a dividend on Shares, the Participant shall be entitled (subject, for the avoidance of doubt, to achievement of the vesting and performance conditions set forth in this Agreement) to a payment upon such Share Issuance Date in the same amount as the dividend the Participant would have received if he or she held such Shares in respect of his or her Award held but not previously forfeited immediately prior to the record date of the dividend (a “Dividend Equivalent”). No such Dividend Equivalents shall be paid to the Participant with respect to any portion of the Award that is not earned and vested or is thereafter cancelled or forfeited. The Company’s Compensation and Human Capital Management Committee (the “Committee”) shall determine the form of payment in its sole discretion and may pay Dividend Equivalents in Shares, cash or a combination thereof. The Company shall pay the Dividend Equivalents at the same time as the delivery of Shares with respect to the Awards to which such Dividend Equivalents relate. (viii) Anti-Hedging/Pledging and Insider Trading Policy. All Shares issued and delivered under this Award shall be subject to any anti-pledging and/or anti-hedging policies the Company may adopt from time to time and shall be subject to the Company’s Policy Relating to Insider Trading of Securities and Confidential Information, as amended from time to time. (b) Transferability. Except as provided herein, this Award is nontransferable, other than by will or the laws of descent and distribution, and during the Participant’s lifetime, may be transferred by the Participant to immediate family members or trusts or other entities on behalf of the Participant and/or immediate family members or for charitable donations. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. Any transferee to whom this Award is transferred shall be bound by the same terms and conditions that governed the Award during the time it was held by the Participant (which terms and conditions shall still be read from the perspective of the Participant).

3 #98422604v11 Any such transfer shall be evidenced by an appropriate written document that the Participant executes and the Participant shall deliver a copy thereof to the Committee on or prior to the effective date of the transfer. No right or interest of the Participant or any transferee in the Award shall be liable for, or subject to, any lien, obligation or liability of the Participant or any transferee. For clarity, this Section 2(b) refers only to the right to receive the Shares underlying this Award and not the Shares which have been issued to the Participant in settlement of this Award. 3. Shareholder Rights. The Participant shall not have any rights as a shareholder with respect to Shares subject to this Award until issuance of the Shares pursuant to Section 2(a)(vii). The Company may include on any certificates or notations representing Shares issued pursuant to this Award such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate. 4. Agreement to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. 5. Withholding of Taxes. The Company’s obligation to deliver the Shares, or, if applicable, cash, upon vesting of the Award is subject to the Participant’s satisfaction of any applicable federal, state and local income and employment tax and withholding requirements in a manner and form satisfactory to the Company. The Company, to the extent applicable law permits, may allow the Participant to pay such withholding amounts (i) by surrendering (actually or by attestation) Shares that the Participant already owns (but only for the minimum required withholding), (ii) by means of a “net withholding” procedure, (iii) by such other medium of payment as the Company in its discretion shall authorize or (iv) by any combination of the allowable methods of payment set forth herein. 6. Tax Consequences. The Participant acknowledges (i) that there may be adverse tax consequences upon acquisition or disposition of the Shares issuable pursuant to this Agreement and (ii) that Participant should consult a tax adviser prior to such acquisition or disposition. The Participant is solely responsible for determining the tax consequences of the Award and for satisfying the Participant’s tax obligations with respect to the Award (including, but not limited to, any income or excise tax as resulting from the application of Sections 409A or 4999 of the Code), and the Company shall not be liable if the Award is subject to Sections 409A or 4999 of the Code. 7. Cancellation/Clawback. The Participant hereby acknowledges and agrees that, consistent with the terms and condition of Section 19 (Cancellation or “Clawback” of Awards) of the Plan, the Participant and the Award are subject to the Precigen Inc. Financial Statement Compensation Recoupment Policy or any other clawback policy adopted by the Company (as applicable, a “Clawback Policy”). In consideration of the grant of the Award under this Agreement, the Participant agrees that, to the extent that the Participant is or becomes covered by the Clawback Policy, the Award granted to the Participant pursuant to this Agreement and any Shares issued upon settlement thereof shall be subject to such Clawback Policy as may be in effect from time to time. In addition, by accepting this Award and in consideration for the opportunity to receive the compensation as provided under this Award, the Participant agrees that (i) any other compensation granted, awarded, paid or otherwise provided to or earned by the Participant, whether before, on or following the date hereof, that is covered by an applicable Clawback Policy shall be subject to the recoupment and/or forfeiture provisions thereof, and (ii) such Clawback Policy shall be deemed to amend (on both a retroactive and prospective basis) the terms of any employment, compensation or similar agreement to which the Participant is a party, and the terms of any compensation plan, program or agreement, under which any incentive-based compensation has been or may be granted, awarded, paid or otherwise provided to or earned by the Participant (including without limitation, an award agreement evidencing an award granted to the Participant under the Plan). In the event it is determined that any amounts granted, awarded, paid or otherwise provided to or earned by the Participant must be forfeited or reimbursed to the Company pursuant to any such Clawback Policy, the Participant agrees that the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement. 8. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Participant to a fractional share such fractional share shall be disregarded. 9. Change in Capital Structure. The terms of this Agreement shall be adjusted in accordance with the terms and conditions of the Plan as the Committee determines is required under the Plan in the event the Company effects

4 #98422604v11 one or more stock dividends, stock splits, recapitalizations or consolidations of shares or other similar changes in capitalization. 10. Notice. Any notice or other communication given pursuant to this Agreement, or in any way with respect to this Agreement, shall be in writing and shall be personally delivered or mailed by United States registered or certified mail, postage prepaid, return receipt requested, to the following addresses: If to the Company: Precigen, Inc. 20374 Seneca Meadows Parkway Germantown, MD 20876 Attention: Chief Legal Officer If to the Participant: To the Participant’s address on file with the Company. 11. No Right to Continued Employment or Service. Neither the Plan, the granting of the Award nor any other action taken pursuant to the Plan or this Agreement constitutes or is evidence of any agreement or understanding, expressed or implied, that the Company shall retain the Participant as an employee or other service provider for any period of time or at any particular rate of compensation. 12. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors of the Company. 13. Conflicts. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 14. Counterparts. This Agreement may be executed in a number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument. 15. Miscellaneous. The parties agree to execute such further instruments and take such further actions as may be necessary to carry out the intent of the Plan and this Agreement. This Agreement and the Plan shall constitute the entire agreement of the parties with respect to the subject matter hereof. 16. Section 409A. The PSUs are intended to comply with Section 409A of the Code to the extent subject thereto, and shall be interpreted in accordance with Section 409A of the Code. The Company reserves the right to modify the terms of this Agreement, including, without limitation, the payment provisions applicable to the Award, to the extent necessary or advisable to comply with Section 409A of the Code. For purposes of this Agreement, all rights to payments hereunder shall be treated as rights to receive a series of separate payments and benefits to the fullest extent allowed by Section 409A of the Code. Notwithstanding any provision in the Plan or this Agreement to the contrary, if the Participant is a “specified employee” and a payment subject to Section 409A of the Code (and not excepted therefrom) to the Participant is due upon a termination of service, such payment shall be delayed for a period of six (6) months after the date of the Participant’s termination of service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six (6)-month period will be paid immediately following the end of the six (6)-month period unless another compliant date is specified in the applicable agreement. If the Award includes “dividend equivalents” (within the meaning of Treas. Reg. § 1.409A- 3(e)), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the preceding, neither the Company nor any Affiliate shall be liable to the Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any payments hereunder are subject to taxes, penalties or interest as a result of failing to be exempt from, or comply with, Section 409A of the Code. 17. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, except to the extent federal law applies.

5 #98422604v11 IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto. COMPANY: PRECIGEN, INC. By: Name: Harry Thomasian Title: Chief Financial Officer PARTICIPANT: NAME

6 #98422604v11 APPENDIX A Target PSUs: NUMBER OF UNITS 1. PSUs Earned. The PSUs may become earned based on the achievement prior to the Performance End Date of the Performance Milestone set forth below, subject to the Participant’s continued employment with the Company through the date of Certification (as defined below) by the Committee for the Performance Milestone (the “Certification Date”). The Performance Milestone is identified below: (a) The PSUs are earned based on net revenue from sales of Papzimeos recorded in the Company’s audited financial statements for the year ending December 31, 2026. The target levels of revenue for fiscal year 2026 are as follows: 2026 fiscal year Papzimeos revenue Payout percentage Threshold $*** 50% Target $*** 100% Maximum $*** 200% If the net revenue is between two of the target levels set forth above, the payout percentage shall be an amount between the two relevant target amounts, determined pro-rata using straight-line interpolation. 2. PSU Vesting. 50% of the PSUs earned will vest upon the Certification Date, 25% of the remaining earned performance stock units will vest on each of December 31, 2027 and December 31, 2028. For the avoidance of doubt, in no event will any of the PSUs become earned if the Performance Milestone is not achieved prior to the Performance End Date. Any PSUs that remain unearned as of the Performance End Date shall be immediately cancelled and forfeited. 3. Certification by the Committee. The Committee shall assess whether the Performance Milestone has been achieved. The Committee, in its sole, good faith discretion shall determine, approve and certify in writing that the Performance Milestone has been achieved (a “Certification”).